SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities and
                     Exchange Act of 1934
                     (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                         LCA-VISION INC.
 ..................................................................

                              N/A
 ..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11.
    1) Title of each class of securities to which transaction
applies:
                             N/A
       ...........................................................
    2) Aggregate number of securities to which transaction
applies:
                             N/A
       ...........................................................
    3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                             N/A
       ...........................................................
    4) Proposed maximum aggregate value of transaction:
                             N/A
       ...........................................................
    5) Total fee paid:
                             N/A
       ...........................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
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       ...........................................................
    2) Form, Schedule or Registration Statement No.:
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    3) Filing Party:
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       ...........................................................
    4) Date Filed:
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       ...........................................................

                          LCA-VISION INC.
                       7840 Montgomery Road
                      Cincinnati, Ohio 45236

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         May 10, 1999

TO THE STOCKHOLDERS OF LCA-VISION INC.:

     You are cordially invited to attend the Annual Meeting of the Stockholders of LCA-Vision Inc. to be held on May 10, 1999 at 10:00 a.m. at The Queen City Club, 331 East Fourth Street,
Cincinnati, Ohio 45202, for the purpose of considering and acting on the following:

     1.     Election of four directors to serve until the 2000
            Annual Meeting.

     2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 29, 1999 will be entitled to vote at the meeting.

                                By Order of the Board of Directors


                                              /s/Sandra F.W. Joffe
                                                 Sandra F.W. Joffe
                                                         Secretary
April 5, 1999




                          IMPORTANT

     A Proxy Statement and proxy are submitted herewith. As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting in person. The enclosed envelope for return of proxy requires no postage if mailed in the U.S.A. Stockholders attending the meeting may personally vote on all matters which are considered in which event their signed proxies are revoked. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in mailing your proxy promptly.

                         PROXY STATEMENT

                         LCA-VISION INC.
                     7840 Montgomery Road
                    Cincinnati, Ohio  45236

                ANNUAL MEETING OF STOCKHOLDERS

                        May 10, 1999

                        INTRODUCTION

     The enclosed form of proxy is being solicited on behalf of the Board of Directors of LCA-Vision Inc. (also referred to as "LCA-Vision" or the "Company") for the Annual Meeting of Stockholders to be held on May 10, 1999. Each of the 45,168,500 shares of LCA-Vision Common Stock, $.001 par value (the "Common Stock") and each of the 1,182 shares of LCA-Vision Class A Preferred Stock, $.001 par value (the "Class A Preferred Stock") outstanding on March 29, 1999, the record date of the meeting, is entitled to one vote on all matters coming before the meeting. Each of the 12.6 shares of Interim Series Class B Preferred Stock, $.001 par value (the "Class B Preferred Stock") outstanding is entitled to one vote for each share of Common Stock into which a share of Class B Preferred Stock is convertible (a total of 835,621 shares of Common Stock). Only stockholders of record on the books of the Company at the close of business on March 29, 1999 will be entitled to vote at the meeting either in person or by proxy. This Proxy Statement is being mailed to stockholders on or about April 5, 1999.

     The shares represented by all properly executed proxies which are sent to the Company will be voted as designated and each not designated will be voted affirmatively. Each person granting a proxy may revoke it by giving notice to the Company's Secretary in writing or in open meeting at any time before it is voted.
Proxies will be solicited principally by mail, but may also be solicited by directors, officers and other regular employees of the Company who will receive no compensation therefor in addition to their regular salaries. Brokers and others who hold stock in trust will be asked to send proxy materials to the beneficial owners of the stock, and the Company will reimburse them for their expenses. The expense of soliciting proxies will be borne by the Company.

     The Annual Report of the Company for the fiscal year ended
December 31, 1998 is enclosed with this Proxy Statement.


                   ELECTION OF DIRECTORS

     Four directors are to be elected to hold office until the 2000 Annual Meeting of Stockholders. It is the intention of the individuals named in the proxy to vote for the election of only the four nominees named. Only four directors will be elected. In no event will the proxies solicited hereby be voted for other than the four nominees named.

     All of the nominees are currently serving as members of the Board of Directors. While management has no reason to believe that any of the nominees will, prior to the date of the meeting, refuse or be unable to accept the nominations, should any nominee so refuse or become unable to accept, the proxies will be voted for the election of such substitute nominee, if any, as may be recommended by the Board of Directors. Nominees receiving the four highest totals of votes cast in the election will be elected as directors. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the four nominees specified above unless otherwise instructed by the stockholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     Directors are elected annually and serve for one year terms.
Information with respect to each of the four nominees is as follows:

     Stephen N. Joffe, M.D., age 56, is the Chairman of the Board and Chief Executive Officer of the Company. He was the founder of the Company's corporate predecessor, Laser Centers of America, Inc. ("LCA") and served as its Chairman of the Board and Chief Executive Officer from its founding in 1985 until its merger into the Company in 1995. He also founded Surgical Laser Technologies, Inc. in 1983 and served as its Chairman until January 1990. In addition, Dr. Joffe is an Esteemed Professor of Surgery at the University of Cincinnati Medical Center, a position he has held since 1990. He was a full-time Professor of Surgery at the University of Cincinnati Medical Center for nine years prior to 1990. He has held faculty appointments at the Universities of London, Glasgow and Cincinnati and holds fellowships of the American College of Surgeons and the Royal College of Surgeons of Edinburgh and Glasgow.

     John C. Hassan, age 56, is and has been the President of Champion Printing, Inc. for more than five years. Previously, he was Vice President, Marketing of the Drackett Company, a division of Bristol-Meyers Squibb. He currently serves as Treasurer of Printing Industries of Southern Ohio, and is a board member of the Ohio Graphics Arts Health Fund, the Camargo Club and serves on the Greater Cincinnati United Way and Fine Arts campaigns. Mr. Hassan received his undergraduate degree from Princeton University and his M.B.A. from Dartmouth College.

     William O. Coleman, age 70, formerly held positions at The Procter & Gamble Company (1955 to 1989) that included General Sales Manager, Vice President Food Products, Vice President International/Latin America, and most recently, Vice President Professional Affairs, Special Projects. Mr. Coleman continues to serve as a Trustee of the Procter & Gamble Retirement Trusts. In addition to his accomplishments professionally, Mr. Coleman also has served as: General Chairman of the Greater Cincinnati United Way Campaign; President of the Boys & Girl Clubs; Chairman of the Dan Beard Council, Boy Scouts of America; Vice Chairman, University of Cincinnati Foundation; and Director of the Greater Cincinnati Foundation. A graduate of the University of Oklahoma (B.B.A., Finance), Mr. Coleman served in the U.S. Navy in Korea.

     John H. Gutfreund, age 69, is President of Gutfreund & Company, Inc., a New York-based financial consulting firm that specializes in advising select corporations and financial institutions in the United States, Europe and Asia. Formerly, Mr. Gutfreund was with Salomon Brothers from 1953 - 1991. He was:
Chairman of the Board and Chief Executive Officer, Salomon Brothers Inc. (1981 - 1991); Co-Chairman, Phibro Corp. (1981 -
1983); Co-Chief Executive Officer, Phibro-Salomon Inc. (formerly Phibro Corp.) 1983 - 1984; Chief Executive Officer, Phibro-Salomon Inc. (1984 - 1986); Chairman, Chief Executive Officer, President, Salomon Inc. (formerly Phibro-Salomon Inc.) 1986 - 1991. Mr. Gutfreund is: Director, Baldwin Piano & Organ Company; Director, Montefiore Medical Center, New York City and a Member of the Executive Committee of the Board of Trustees and Finance and Real Estate Committees; Member, Council on Foreign Relations; Member, the Board of Trustees, New York Public Library, Astor, Lenox and Tilden Foundations; Honorary Trustee, Oberlin (Ohio) College; and Trustee, Arperture Foundation. He is past Vice Chairman of the New York Stock Exchange (1985 - 1987); past Member, Board of Directors, Securities Industry Association; past Chairman of the Downtown Lower Manhattan Association; past President and Member of the Board of Governors of the Bond Club of New York; and past Member, The Trilateral Commission. A graduate of Oberlin College (B.A., 1951), Mr. Gutfreund served in the U.S. Army in Korea in 1951 - 1953.


          BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the fiscal year ended December 31, 1998, the Board of Directors met on six occasions. Each incumbent director during the last fiscal year attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director) and
(ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

     The Audit Committee recommends to the entire Board of Directors the independent auditors to be retained by the Company, consults with the independent auditors with respect to their audit plans, reviews their audit report and any management letters issued by them, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The Audit Committee was established in 1997 and held two meetings in 1998. Its membership consists solely of independent directors. Its present members are Messrs. Coleman, Gutfreund and Hassan.

     The Compensation Committee recommends to the entire Board of Directors the compensation arrangements for the Company's executive officers and administers the Company's stock option plans. The Compensation Committee was established in 1997 and held two meetings in 1998. Its membership consists solely of independent directors. Its present members are Messrs. Coleman and Gutfreund.

                       SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following table sets forth information with respect to the beneficial ownership of shares of Common Stock and Preferred Stock as of March 29, 1999 of each executive officer, each director, and each stockholder known to be the beneficial owner of 5% or more of Common Stock or Preferred Stock, and all officers and directors as a group.

Name and Address of                                       Amount and Nature         Percent
Beneficial Owner               Title of Class             of Ownership(1)          of Class
---------------------          --------------             -----------------        --------
Stephen N. Joffe, M.D.,        Common Stock               15,766,970 shares owned     34.27%
  Chairman, CEO & Director                                of record and
Sandra F.W. Joffe,                                        beneficially(2)
  Secretary
8750 Red Fox Lane              Class A Preferred Stock    844 shares owned of          50.0%
Cincinnati, Ohio 45243                                    record and beneficially

                               Class B Preferred Stock    12.6 shares owned of        100.0%
                                                          record and beneficially(3)


Summit Technology, Inc.        Common Stock               7,164,361 shares owned      15.86%
21 Hickory Drive                                          of record and beneficially
Waltham, MA 02154


Craig P.R. Joffe               Common Stock               2,500,313 shares owned       5.54%
7840 Montgomery Road                                      of record and beneficially
Cincinnati, Ohio 45236


William O. Coleman             Common Stock               241,250 shares owned          .53%
Director                                                  beneficially(4)


John H. Gutfreund              Common Stock               126,900 shares owned of       .28%
Director                                                  record and beneficially(5)


John C. Hassan                 Common Stock               154,500 shares owned of       .34%
Director                                                  record and beneficially(6)


Larry P. Rapp                  Common Stock               265,500 shares owned of       .58%
Chief Financial Officer                                   record and beneficially(7)
& Treasurer

Thomas E. Wilson               Common Stock               100,000 shares owned of       .22%
President                                                 record and beneficially(8)

All directors and executive    Common Stock               16,655,120 shares owned     35.68%
officers as a group                                       of record and
(7 persons)                                               beneficially (9)

                               Class A Preferred Stock    844 shares owned of          50.0%
                                                          record and beneficially

                               Class B Preferred Stock    12.6 shares owned of
                                                          record and beneficially     100.0%
__________________________

(1)     The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in other footnotes to this table.

(2)     Stephen N. Joffe, MD and Sandra F.W. Joffe are married to one another and each is therefore deemed to be the beneficial owner of all shares owned by the other.  The total shown consists of 11,077,950 shares of Common Stock owned of record by Dr.
        Joffe, 3,851,649 shares of Common Stock owned of record by Mrs. Joffe, 1,000 shares of
        Common Stock owned of record by Dr. and Mrs. Joffe jointly, 750 shares of Common Stock issuable to Mrs. Joffe in the event of her exercise of a currently exercisable stock option, 728,955 shares of Common Stock issuable to Dr. Joffe in the event of conversion (as of the record date) of 11 shares of Class B Preferred Stock owned by him, and 106,666 shares of Common Stock issuable to Mrs. Joffe in the event of conversion (as of the record date) of 1.6 shares of Class B Preferred Stock owned by her.

(3)     Includes 11 shares owned of record by Dr. Joffe and 1.6 shares owned of record by Mrs.
        Joffe.

(4)     Includes 165,000 shares owned of record by Mr. Coleman and 76,250 shares of Common
        Stock issuable to Mr. Coleman upon the exercise of certain unexercised stock options.

(5)     Includes 50,000 shares owned of record by Mr. Gutfreund, 650 shares owned of record by him as custodian for his minor child, and 76,250 shares of Common Stock issuable to
        Mr. Gutfreund upon the exercise of certain unexercised outstanding stock options.

(6)     Includes 2,000 shares owned of record by Mr. Hassan and 152,500 outstanding shares of
        Common Stock issuable to Mr. Hassan upon the exercise of certain unexercised stock options.

(7)     Includes 500 shares owned of record by Mr. Rapp and 265,000 shares of Common Stock issuable to Mr. Rapp upon the exercise of certain unexercised outstanding stock options.

(8)     Includes 100,000 shares of common stock issuable to Mr. Wilson upon the exercise of certain unexercised outstanding stock options.

(9)     Consists of 15,148,749 shares owned of record directly or indirectly by such persons,
        835,621 shares issuable upon conversion of Class B Preferred Stock owned by such persons, and 670,750 shares issuable upon the exercise of stock options held directly or indirectly by such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

     During 1998, one of the Company's directors, William O.
Coleman, inadvertently filed a Form 4, reporting a purchase of Common Stock, after the due date for such filing.

                   EXECUTIVE COMPENSATION

Summary

     The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Company's Chief Executive Officer and the only other executive officers whose compensation exceeded $100,000 for all services rendered to the Company in all capacities (the "named executives") during the last fiscal year:

                                Summary Compensation Table

                                                                      Long-Term
                                                                    Compensation
                                               Annual Compensation     Awards
                                               -------------------  ------------
                                                                  Securities
Name and Principal                                                Underlying    All Other
Position                      Year      Salary($)     Bonus($)    Options (#) Compensation ($)
-------------------------    -----      ---------     --------    ----------  ----------------
Stephen N. Joffe,            1998       $198,000        --            --          $50,031(1)
Chairman and                 1997       $198,000        --            --          $55,009(1)
Chief Executive Officer      1996       $198,000        --            --          $52,534(1)


Thomas E. Wilson
President and Chief          1998       $105,000(2)     --          100,000 shs.      --
Operating Officer


Larry P. Rapp,               1998       $133,800        --            5,000 shs.     $800(4)
Chief Financial Officer      1997       $114,975        --              --             --
and Treasurer                1996       $ 76,915(3)     --          200,000 shs.       --

_____________________________


(1)     Includes for 1996, 1997, and 1998, respectively, $5,845, $7,468 and $3,508, which was a car allowance and $778, $681 and $512, which were term life insurance and long-term disability premiums for insurance benefitting named executive.  Also includes for
        1996, 1997 and 1998, respectively, $45,911, $46,860 and $46,011, respectively, placed in a life insurance trust benefitting the named executive.

(2)     Partial year salary.  Mr. Wilson commenced his employment with the Company in May 1998 and became the President on December 7, 1998.

(3)     Partial year salary.  Mr. Rapp commenced his employment with the Company on April 15,
        1996.

(4)     Term life and long-term disability insurance premiums.

/TABLE

Stock Options

     The following table sets forth information regarding stock options granted to the named executives during 1998:

                             OPTION GRANTS IN LAST FISCAL YEAR

                            Individual Grants
                       ---------------------------
                                                                        Potential Realizable
                    Number of    % of Total                             Value at Assumed
                    Securities   Options                                Annual Rates of Stock
                    Underlying   Granted to      Exercise or            Price Appreciation for
                    Options      Employees in    Base Price  Expiration Option Term
Name                Granted #(1) Fiscal Year (2) ($/Sh.)     Date       5% ($)     10% ($)
------------------  ------------ --------------- ----------- ---------- ------     -------
Larry P. Rapp          5,000          .6%        $0.875      1/8/08      4,072      6,484

_________________


(1)     Generally, all such options first become exercisable as to 50% of the shares covered after the end of the first year after the date of grant and as to 50% of the shares covered after the end of two years, and are exercisable in full thereafter until the option expires.  The option exercise price, generally, is not adjustable over the 10-
        year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

(2)     The percentage shown in the above table reflects the ratio of the total options granted to the named person during the fiscal year over the total options granted to all employees during the fiscal year.


The following table sets forth information regarding the value of unexercised in-the-money options held by the named executives as of December 31, 1998:

                          AGGREGATED OPTION EXERCISES IN LAST
                         FISCAL YEARS AND FY-END OPTION VALUES

              Shares                 Number of Securities
              Acquired     Value     Underlying Unexercised      Value of Unexercised In-the-
              on           Realized  Options at FY-End           Money Options at FY-End ($)
Name          Exercise (#) ($)       Exercisable Unexercisable   Exercisable    Unexercisable
-----------   -----------  --------  ----------- -------------   ------------   -------------
Larry P. Rapp     --          --       80,000      125,000         15,000         23,438

_________________

             REPORT ON REPRICING OF OPTIONS

     It has always been the policy of the Board of Directors not to reprice its outstanding employee stock options. However, 1998 was a particularly difficult year for the Company's long time employees since most of them received options before the Company's Common Stock became widely traded, resulting in option exercise prices far above the current market prices for the stock. Most of these exercise prices were so far from current market prices that the options lost any usefulness as an employee retention tool. Because of the potential for a serious attrition problem and as a matter of fairness to loyal employees, in November 1998, management asked the Compensation Committee to undertake a review of the outstanding options which had been granted to the Company's employees in prior years. The Committee determined that, under all of the prevailing circumstances, most of the Company's employees to whom options had been awarded in prior years held their options at exercise prices that limited the options' effectiveness as a tool for employee retention and as long-term performance incentives.

     After studying what other companies had recently done under similar circumstances and considering various possible methods of dealing with this problem, the Committee, and subsequently the full Board of Directors, determined that the problem could only be effectively addressed by means of an option repricing program which would amend the outstanding options of certain employees (but not directors or former employees) to reflect a more current exercise price.

     The repricing terms provided that the options of any current employee (but not former employees and not directors) holding options as of November 12, 1998 would be repriced to the current market price, which was $1.1875 per share. Vesting schedules were not revised. The expectation is that the opportunity to earn compensation based on appreciation of the Company's Common Stock from the repriced level will motivate employees to achieve superior results over the long term, encourage key employees to remain with the Company and compensate employees for work and economic sacrifices made.

                                       TEN-YEAR OPTION REPRICING

                                                                                  Length of
                                                                                  Original
                     Securities                                                   Option Term
                     Underlying                                                   Remaining at
                     Number of    Market Price of   Exercises Price               Date of
                     Options      Stock at Time of  at time of       New Exercise Repricing
Name         Date    Repriced     Repricing ($)     Repricing ($)    Price ($)    (years)
-----------  ----    -----------  ----------------  ---------------  ------------ ------------
Larry P. Rapp 11/12/98   62,500       1.1875             5.35            1.1875       7.5
              11/12/98  137,500       1.1875             2.25            1.1875       8.0

                                   Respectfully submitted
                                   by the Compensation Committee:

                                   /s/ John H. Gutfreund
                                   /s/ William O. Coleman
                                   John H. Gutfreund
                                   William O. Coleman

Director Compensation

     Effective 1998, non-employee directors of the Company are paid cash director's fees of $2,500 per calendar quarter plus reimbursement of related out-of-pocket expenses. In addition, in 1998 directors were entitled to receive stock option grants under the LCA-Vision Directors' Nondiscretionary Stock Option Plan. Under this Plan, a nonemployee director received a grant of options to purchase 75,000 shares of Common Stock upon his or her election or appointment to the Board and is entitled thereafter to an annual grant of options to purchase 1,250 shares. Beginning in 1999, this plan was replaced by the Company's 1998 Long-Term Stock Incentive Plan which provides for initial grants of options to purchase 75,000 shares and annual grants of options to purchase 12,500 shares.


                      CERTAIN TRANSACTIONS

     Since January 1, 1997, the Company was a party, directly or indirectly, to the following transactions with its current directors, executive officers and principal stockholders
(including any of their associates or affiliates):

     In 1995, the Company borrowed a total of $4,391,000 from its largest stockholders, Dr. and Mrs. Stephen N. Joffe. Dr. Joffe was and remains the Company's Chief Executive Officer. The loans were made under two promissory notes which specified an interest rate of 6.91% per annum and a maturity date of September 26, 2005. As of January 1, 1997, the total amount due under these notes, including outstanding principal and accrued interest, was $1,963,000. In August 1997, in connection with the Company's acquisition of Refractive Centers International, Inc. from Summit Technology, Inc., the Company and Dr. and Mrs. Joffe agreed to amend the promissory notes to provide that the Company could not make principal payments under the notes to Dr. and Mrs. Joffe in any year unless for the prior fiscal year the Company's earnings before taxes, amortization and depreciation net of capital expenditures exceeded $1,000,000, and then payments could be made only up to 25% of such excess. No payments were made under these loans in 1997 or 1998, and as of December 31, 1998 the total amount of principal and accrued interest due under these loans was $2,068,000. In February 1999, Summit agreed to waive the payment restriction which has prevented and payments under these notes in 1997 and 1998.

     Prior to August 1997, Dr. Joffe was the guarantor of approximately $11,080,000 in bank loans to the Company, including a mortgage note in the amount of $3,080,000, and a working capital credit line of up to $8,000,000. Dr. Joffe was not compensated for these personal guarantees.

     In 1998, the Company loaned Dr. and Mrs. Joffe a total of $2,100,000. This loan bears interest at the rate of 8.5% per annum collateralized with Dr. and Mrs. Joffe's pledge to the Company of their rights under the notes documenting their loans to the Company described above.

     Dr. Joffe is the principal stockholder and majority owner of The LCA Center for Surgery, Ltd. (the "Surgery Center"). The Company does not hold an investment in the Surgery Center. During 1997 and approximately half of 1998, the Company leased a portion of its headquarters building to the Surgery Center at an annual rental of $190,000. In February 1997, the Company agreed to forego rent in return for the Surgery Center providing to the Company certain systems and processes for research and development, for providing additional staffing, and for giving the Company unlimited use of the leased premises for research, testing, educational and other agreed purposes. In 1997, the Company recorded rent, administrative and marketing income of approximately $74,000 related to the Surgery Center.

     In addition, in August 1997 the Company pledged to The Fifth Third Bank ("Fifth Third") a $985,000 Certificate of Deposit ("CD") issued by Fifth Third as security for a $985,000 loan made by Fifth Third to the Surgery Center. The Company pledged the CD for up to 30 days while the Surgery Center arranged to replace the CD as collateral for this loan. When Dr. Joffe's personal guarantee of the prior Company facility with Fifth Third expired in August 1997, he remained personally obligated to the Company with respect to replacing the CD as collateral for Fifth Third's loan to the Surgery Center. Dr. Joffe fulfilled this obligation to the Company by pledging the required collateral, and the Company is no longer obligated to Fifth Third with respect to the CD.

     In June 1998, the Company purchased the leasehold improvements that had been paid for by the Surgery Center for their book value of approximately $872,000 and also advanced approximately $576,000 to the Surgery Center which remained outstanding as of December 31, 1998.


                    2000 ANNUAL MEETING
                     OF STOCKHOLDERS

     In order for any stockholder proposals for the 2000 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for stockholder action at that meeting, they must be received by the Secretary of the Company at 7840 Montgomery Road, Cincinnati, Ohio 45236, prior to December 6, 1999. The form of proxy distributed by the Company with respect to the 2000 Annual Meeting of Stockholders may include discretionary authority to vote on any matter which is presented to the stockholders at the meeting (other than management) if the Company does not receive notice of that matter at the above address prior to February 26, 2000.

                      OTHER MATTERS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                             By Order of the Board of Directors


                             /s/ Sandra F. W. Joffe
                             Sandra F.W. Joffe
                             Secretary




                                                        1714 PS 98

PROXY CARD                 LCA-VISION INC.
                         7840 Montgomery Road
                        Cincinnati, Ohio 45236

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Stephen N. Joffe, M.D. and Larry P. Rapp, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of LCA-Vision Inc. which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Company scheduled to be held on May 10, 1999 at 10:00 a.m. at The Queen City Club, 331 East Fourth Street, Cincinnati, Ohio 45202 or at any adjournment or recess thereof.

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.  ELECTION OF DIRECTORS. [ ]  FOR all nominees listed below
    [ ] WITHHOLD AUTHORITY      (except as marked to the contrary
                                below)


      STEPHEN N. JOFFE, M.D., WILLIAM O. COLEMAN, JOHN H.
                GUTFREUND and JOHN C. HASSAN

       (INSTRUCTION:  To withhold authority to vote for any
individual nominee, write the nominee's name on the space
              provided below)
------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

               (Continued from other side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                  NUMBER OF SHARES ______________

                                  _______________________________
                                       (Signature of Stockholder)

                                  _______________________________
                                       (Signature of Stockholder)

                                (Please sign exactly as your name
                                 appears hereon. All joint owners
                                  should sign.  When signing in a
                                       fiduciary capacity or as a
                                        corporate officer, please
                                          give your full title as
                                           such)

                                     Dated: _______________, 1999